Earnings/(Loss) Per Share (Tables)	12 Months Ended
Jun. 30, 2021
Earnings per share [abstract]
Disclosure of Earnings/(Loss) Per Share

	2021	2020	2019
Ordinary shares in issue ('000)	616 052	603 143	539 841
Adjustment for weighted number of ordinary shares in issue ('000)	(5 582)	(61 306)	(12 974)
Weighted number of ordinary shares in issue ('000)	610 470	541 837	526 867
Treasury shares ('000)	(6 184)	(6 501)	(3 058)
Basic weighted average number of ordinary shares in issue ('000)	604 286	535 336	523 809

	SA Rand
	2021	2020	2019
Total net profit/(loss) attributable to shareholders (million)	5 087	(878)	(2 607)
Total basic earnings/(loss) per share (cents)	842	(164)	(498)

	2021	2020	2019
Weighted average number of ordinary shares in issue ('000)	604 286	535 336	523 809
Potential ordinary shares[1] ('000)	12 099	11 858	9 537
Weighted average number of ordinary shares for diluted earnings per share[1] ('000)	616 385	547 194	533 346

	SA Rand
	2021	2020	2019
Total diluted earnings/(loss) per share (cents)[2]	825	(166)	(500)
[1]    Due to the net loss attributable to shareholders in 2020 and 2019, the inclusion of the share options as potential ordinary shares had an anti-dilutive effect on the loss. The issue price and the exercise price of share options issued to employees include the fair value of any service to be supplied to the entity in the future under the share option or other share-based payment arrangement.
[2]    The dilution in 2020 and 2019 is as a result of the potential reduction in earnings attributable to equity holders of the parent company as a result of the exercise of the Tswelopele Beneficiation Operation (TBO) option. TBO contributed a profit and therefore the reduction in earnings attributable to Harmony would increase the loss and loss per share. Following the vesting of the option in December 2019, there has been no further impact.

Disclosure of Dividends Declared

	SA Rand
	2021	2020	2019
Dividend declared (millions)	677	—	—
Dividend per share (cents)	110	—	—